CERTIFICATE OF INCORPORATION

OF

GLOBAL TRANSITION CORPORATION

ARTICLE I

NAME

The name of the corporation shall be GLOBAL TRANSITION CORPORATION (hereinafter, the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The resident agent is Harvard Business Services, Inc., 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex, but the corporation may maintain offices, agencies, and places of business in any other state or military district in the United States and in foreign countries without restriction as to place, and the corporation may keep such books, papers, and records of the corporation as are not required by law to be kept within the State of Delaware, and as the directors may find convenient in such offices, agencies, and places of business.

ARTICLE III

CAPITAL STOCK

Section 1.     Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is Five Hundred Twenty million (520,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $0.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is Five Hundred million (500,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is Twenty million (20,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article II.

Section 2.     Common Stock.

(a)           Dividend Rate. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by this Certificate of Incorporation, as amended from time to time (hereinafter, the “Articles”) or the Delaware General Corporation Law (hereinafter, the “DGCL”), the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b)           Voting Rights. Except as otherwise provided by the DGCL, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

(c)           Liquidation Rights. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d)           No Conversion, Redemption, or Preemptive Rights. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e)           Consideration for Shares. The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 3.       Preferred Stock.

(a)           Designation. The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section “fact or event” includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

(b)           Certificate. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the DGCL.

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Section 4.     Non-Assessment of Stock. The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

SERIES C PREFERRED STOCK

The Articles of Incorporation of GLOBAL TRANSITION CORPORATION, a Delaware corporation (the “Corporation”), provide that the Corporation is authorized to issue 1,000,000 shares of Series C Preferred Stock with a par value of $0.0001, and that the Board of Directors have the authority to attach such terms as they deem fit with respect to the preferred stock.

Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation, and pursuant to authority of the Board of Directors as required by the Delaware Revised Statutes, the Board of Directors, by unanimous written consent, adopted a resolution providing for the designations, rights, powers and preferences and the qualifications, limitations and restrictions of 1,000,000 shares of Series C Preferred Stock, with par value of $0.0001 per share, which shall have the powers, preferences and rights and the qualifications, limitations and restrictions thereof, as follows:

1. Designation and Rank. The designation of such series of the Preferred Stock shall be the Series C Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”). The maximum number of shares of Series C Preferred Stock shall be 1,000,000 shares. The Series C Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Corporation now or hereafter outstanding, but senior to the Series D Preferred Stock, being the only other preferred stock designated.

2. Dividends. The holders of the Series C Preferred Stock are not entitled to receive dividends.

3. Voting Rights. The holders of Series C Preferred Stock shall have the right to cast seventy-two and one half (72.5) votes for each share held of record on all matters submitted to a vote of holders of the Corporation’s common stock, including the election of directors, and all other matters as required by law. There is no right to cumulative voting in the election of directors. The holders of Series C Preferred Stock shall vote together with all other classes and series of common stock of the Corporation as a single class on all actions to be taken by the common stockholders of the Corporation except to the extent that voting as a separate class or series is required by law.

4. Liquidation Preference.

(a) In the event of any dissolution, liquidation or winding up of the Corporation (a “Liquidation”), whether voluntary or involuntary, the Holders of Series C Preferred Stock shall be entitled to participate in any distribution out of the assets of the Corporation on an equal basis per share with the holders of the Common Stock and Preferred Stock.

(b) A sale of all or substantially all of the Corporation’s assets or an acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, a reorganization, consolidated or merger) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Corporation, shall not be deemed to be a Liquidation for purposes of this Designation.

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5. Optional Conversion of Series C Preferred Stock. The holders of Series C Preferred Stock shall have conversion rights as follows:

(a) Conversion Right. Each share of Series C Preferred Stock shall be convertible at the option of the holder thereof and without the payment of additional consideration by the holder thereof, at any time, into shares of Common Stock on the Optional Conversion Date (as hereinafter defined) at a conversion rate of seventy-two and one half (72.5) shares of Common Stock (the “Conversion Rate”) for every one (1) share of Series C Preferred Stock.

(b) Mechanics of Optional Conversion. To effect the optional conversion of shares of Series C Preferred Stock in accordance with Section 5(a) of this Designation, any holder of record shall make a written demand for such conversion (for purposes of this Designation, a “Conversion Demand”) upon the Corporation at its principal executive offices setting forth therein (i) the certificate or certificates representing such shares, and (ii) the proposed date of such conversion, which shall be a business day not less than fifteen (15) nor more than thirty (30) days after the date of such Conversion Demand (for purposes of this Designation, the “Optional Conversion Date”). Within five days of receipt of the Conversion Demand, the Corporation shall give written notice (for purposes of this Designation, a “Conversion Notice”) to the holder setting forth therein (i) the address of the place or places at which the certificate or certificates representing any shares not yet tendered are to be converted are to be surrendered; and (ii) whether the certificate or certificates to be surrendered are required to be endorsed for transfer or accompanied by a duly executed stock power or other appropriate instrument of assignment and, if so, the form of such endorsement or power or other instrument of assignment. The Conversion Notice shall be sent by first class mail, postage prepaid, to such holder at such holder’s address as may be set forth in the Conversion Demand or, if not set forth therein, as it appears on the records of the stock transfer agent for the Series C Preferred Stock, if any, or, if none, of the Corporation. On or before the Optional Conversion Date, each holder of the Series C Preferred Stock so to be converted shall surrender the certificate or certificates representing such shares, duly endorsed for transfer or accompanied by a duly executed stock power or other instrument of assignment, if the Conversion Notice so provides, to the Corporation at any place set forth in such notice or, if no such place is so set forth, at the principal executive offices of the Corporation. As soon as practicable after the Optional Conversion Date and the surrender of the certificate or certificates representing such shares, the Corporation shall issue and deliver to such holder, or its nominee, at such holder’s address as it appears on the records of the stock transfer agent for the Series C Preferred Stock, if any, or, if none, of the Corporation, a certificate or certificates for the number of whole shares of Common Stock issuable upon such conversion in accordance with the provisions hereof.

(c) No Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series C Preferred Stock. In lieu of any fractional share to which the holder would be entitled but for the provisions of this Section 5(c) based on the number of shares of Series C Preferred Stock held by such Holder, the Corporation shall issue a number of shares to such holder rounded up to the nearest whole number of shares of Common Stock. No cash shall be paid to any holder of Series C Preferred Stock by the Corporation upon conversion of Series C Preferred Convertible Stock by such holder.

(d) Reservation of Stock. The Corporation shall at all times when any shares of Series C Preferred Convertible Stock shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

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(e) Adjustments.

(i)       If the Corporation shall, at any time or from time to time after issuance of the Series C Preferred Stock, effect a forward split of the outstanding Common Stock or issue a stock dividend, the Conversion Rate shall be proportionately increased.

(ii)       If the Corporation shall, at any time or from time to time after issuance of the Series C Preferred Stock, effect any stock combination, reverse split or other similar transaction involving the Common Stock (a “Stock Combination Event”), the Conversion Rate shall not be adjusted.

6. No Preemptive Rights. No holder of the Series C Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

7. Vote to Change the Terms of or Issue Preferred Stock. A duly authorized and approved action by the Board of Directors at a meeting duly called for such purpose or the written consent without a meeting, and the affirmative vote of the holders of a majority of the outstanding shares of Series C Preferred Stock (in addition to any other corporate approvals then required to effect such action), shall be required for any change to this Certificate of Designation or the Corporation’s Articles of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series C Preferred Stock.

8. Lost or Stolen Certificates. Upon receipt by the Corporation of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series C Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Corporation and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, that the Corporation shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Corporation to convert such shares of Series C Preferred Stock into Common Stock.

9. Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series C Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

SERIES D PREFERRED STOCK

The Articles of Incorporation of GLOBAL TRANSITION CORPORATION, a Delaware corporation (the “Corporation”), provide that the Corporation is authorized to issue 10,000,000 shares of Series D Preferred Stock with a par value of $0.0001, and that the Board of Directors have the authority to attach such terms as they deem fit with respect to the preferred stock.

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Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation, and pursuant to authority of the Board of Directors as required by the Delaware Revised Statutes, the Board of Directors, by unanimous written consent, adopted a resolution providing for the designations, rights, powers and preferences and the qualifications, limitations and restrictions of 10,000,000 shares of Series D Preferred Stock, with par value of $0.000l per share, which shall have the powers, preferences and rights and the qualifications, limitations and restrictions thereof, as follows:

l.       Designation and Rank. The designation of such series of the Preferred Stock shall be the Series D Preferred Stock, par value $0.0001 per share (the ‘‘Series D Preferred Stock”). The maximum number of shares of Series D Preferred Stock shall be 10,000,000 shares. The Series D Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Corporation now or hereafter outstanding, as well as the Series C Preferred Stock, being the only other preferred stock designated.

2.       Dividends. The holders of the Series D Preferred Stock are not entitled to receive dividends.

3.       Voting Rights. The holders of Series D Preferred Stock shall have the right to cast seventy-two and one half (72.5) votes for each share held of record on all matters submitted to a vote of holders of the Corporation’s common stock, including the election of directors, and all other matters as required by law. There is no right to cumulative voting in the election of directors. The holders of Series D Preferred Stock shall vote together with all other classes and series of common stock of the Corporation as a single class on all actions to be taken by the common stockholders of the Corporation except to the extent that voting as a separate class or series is required by law.

4.        Liquidation Preference. In the event of any dissolution, liquidation or winding up of the Corporation (a “Liquidation”), whether voluntary or involuntary, the Holders of Series D Preferred Stock shall be entitled to participate in any distribution out of the assets of the Corporation on an equal basis per share with the holders of the Common Stock and Preferred Stock.

5.        Optional Conversion of Series D Preferred Stock. The holders of Series D Preferred Stock shall have conversion rights as follows:

(a)         Conversion Right. Each share of Series D Preferred Stock shall be convertible at the option of the holder thereof and without the payment of additional consideration by the holder thereof, at any time, into shares of Common Stock on the Optional Conversion Date (as hereinafter defined) at a conversion rate of seventy-two and one half (72.5) shares of Common Stock (the “Conversion Rate”) for every one (l) share of Series D Preferred Stock.

(b)         Mechanics of Optional Conversion. To effect the optional conversion of shares of Series D Preferred Stock in accordance with Section 5(a) of this Designation, any holder of record shall make a written demand for such conversion (for purposes of this Designation, a “Conversion Demand”) upon the Corporation at its principal executive offices setting forth therein (i) the certificate or certificates representing such shares, and (ii) the proposed date of such conversion, which shall be a business day not less than fifteen (15) nor more than thirty (30) days after the date of such Conversion Demand (for purposes of this Designation, the “Optional Conversion Date”). Within five days of receipt of the Conversion Demand, the Corporation shall give written notice (for purposes of this Designation, a “Conversion Notice”) to the holder setting forth therein (i) the address of the place or places at which the certificate or certificates representing any shares not yet tendered are to be converted are to be surrendered; and (ii) whether the certificate or certificates to be surrendered are required to be endorsed for transfer or accompanied by a duly executed stock power or other appropriate instrument of assignment and, if so, the form of such endorsement or power or other instrument of assignment. The Conversion Notice shall be sent by first class mail, postage prepaid, to such holder at such holder’s address as may be set forth in the Conversion Demand or, if not set forth therein,

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as it appears on the records of the stock transfer agent for the Series D Preferred Stock, if any, or, if none, of the Corporation. On or before the Optional Conversion Date, each holder of the Series D Preferred Stock so to be converted shall surrender the certificate or certificates representing such shares, duly endorsed for transfer or accompanied by a duly executed stock power or other instrument of assignment, if the Conversion Notice so provides, to the Corporation at any place set forth in such notice or, if no such place is so set forth, at the principal executive offices of the Corporation. As soon as practicable after the Optional Conversion Date and the surrender of the certificate or certificates representing such shares, the Corporation shall issue and deliver to such holder, or its nominee, at such holder’s address as it appears on the records of the stock transfer agent for the Series D Preferred Stock, if any, or, if none, of the Corporation, a certificate or certificates for the number of whole shares of Common Stock issuable upon such conversion in accordance with the provisions hereof.

(c)        No Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series D Preferred Stock. In lieu of any fractional share to which the holder would be entitled but for the provisions of this Section 5(c) based on the number of shares of Series D Preferred Stock held by such Holder, the Corporation shall issue a number of shares to such holder rounded up to the nearest whole number of shares of Common Stock. No cash shall be paid to any holder of Series D Preferred Stock by the Corporation upon conversion of Series D Preferred Convertible Stock by such holder.

(d)         Reservation of Stock. The Corporation shall at all times when any shares of Series D Preferred Convertible Stock shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series D Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of the Series D Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(e)	Adjustments.

(i)                   If the Corporation shall, at any time or from time to time after issuance of the Series D Preferred Stock, effect a forward split of the outstanding Common Stock or issue a stock dividend, the Conversion Rate shall be proportionately increased.

(ii)                  If the Corporation shall, at any time or from time to time after issuance of the Series D Preferred Stock, effect any stock combination, reverse split or other similar transaction involving the Common Stock (a “Stock Combination Event”), the Conversion Rate shall not be adjusted.

(f)       Holder’s Exercise Limitations. The Company shall not effect any conversion of Series D Preferred Shares, and a Holder shall not have the right to convert any portion of Series D Preferred Shares hereunder, to the extent that after giving effect to such issuance, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates, such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and the Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of Series D Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, non-converted portion of Series D Preferred Shares beneficially owned by the Holder or any

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Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this section applies, the determination of whether shares of Series D Preferred Stock are convertible (in relation to other securities owned by the Holder and any Attribution Parties) and of which portion of the Holder’s Series D Preferred Stock are convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether shares of Series D Preferred Stock are convertible (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of Series D Preferred Stock is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this section, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two (2) Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock held by the Holder. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

6.        No Preemptive Rights. No holder of the Series D Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

7.       Vote to Change the Terms of or Issue Preferred Stock. A duly authorized and approved action by the Board of Directors at a meeting duly called for such purpose or the written consent without a meeting, and the affirmative vote of the holders of a majority of the outstanding shares of Series D Preferred Stock (in addition to any other corporate approvals then required to effect such action), shall be required for any change to this Certificate of Designation or the Corporation’s Articles of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series D Preferred Stock.

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8.        Lost or Stolen Certificates. Upon receipt by the Corporation of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series D Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Corporation and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, that the Corporation shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Corporation to convert such shares of Series D Preferred Stock into Common Stock.

 9.        Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series D Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

ARTICLE IV

DIRECTORS AND OFFICERS

Section 1.     Number of Directors. The members of the governing board of the Corporation are styled as directors. The board of directors of the Corporation shall be elected in such manner as shall be provided in the bylaws of the Corporation. The board of directors shall consist of at least one (1) individual and not more than thirteen (13) individuals, the number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation.

Section 2.      Limitation of Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL. If the DGCL is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall he eliminated or limited to the fullest extent permitted by the DGCL, as so amended from time to time.

Section 3.     Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Delaware or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or member, manager, or managing member of a predecessor limited Liability company or affiliate of such limited liability company or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. Notwithstanding anything to the contrary contained herein or in the bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder, including, but not limited to, in connection with such person being deemed an Unsuitable Person as determined by the officers and directors of the Corporation.

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Section 4.     Repeal And Conflicts. Any repeal or modification of Sections 2 or 3 above approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between Sections 2 or 3 above and any other Article of the Articles, the terms and provisions of Sections 2 or 3 above shall control.

ARTICLE V

COMBINATIONS WITH INTERESTED STOCKHOLDERS

At such time, if any, as the Corporation becomes a “resident domestic corporation”, as that term is defined in the DGCL, the Corporation shall not be subject to, or governed by, any of the provisions in the DGCL, inclusive, as may be amended from time to time, or any successor statute.

ARTICLE VI

BYLAWS

The board of directors is expressly granted the exclusive power to make, amend, alter, or repeal the bylaws of the Corporation pursuant to the DGCL.

This corporation may, in its bylaws, confer powers upon its directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon them by statute.

ARTICLE VI

INCORPORATOR

The incorporator is James W. Zimbler, 2110 5th Avenue, Ronkonkoma, NY 11779

THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation to do business both within and without the State of Delaware and in pursuance of Delaware law, and the acts amendatory thereof and supplemental thereto, does make and file this certificate, hereby declaring and certifying that the facts herein stated are true.

IN WITNESS WHEREOF, I, James W. Zimbler, have subscribed to this document and do hereby affirm, under penalty of perjury, that the statements contained herein have been examined by me and are true and correct as of May 6, 2021.

Incorporator:

/s/ James W. Zimbler

___________________________________

By: James W. Zimbler

Its: Incorporator

2110 5th Avenue, Ronkonkoma, NY 11779

Telephone: 631-676-7230

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ARTICLES OF INCORPORATION

OF

CANNAGISTICS, INC.

Pursuant to the applicable provisions of the Delaware General Corporation Law the undersigned, on behalf of Cannagistics, Inc. cause these articles, as amended, to be duly filed.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, pursuant to the provisions and by virtue of the laws of the State of Delaware, does hereby make, subscribe, acknowledge, certify, and set forth as follows:

ARTICLE I

NAME

The name of the corporation shall be CANNAGISTICS INC. (hereinafter, the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The principal office of the Corporation is 2110 5th Avenue, Ronkonkoma, NY 11779. The resident agent is Harvard Business Services, Inc., 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex, but the corporation may maintain offices, agencies, and places of business in any other state or military district in the United States and in foreign countries without restriction as to place, and the corporation may keep such books, papers, and records of the corporation as are not required by law to be kept within the State of Delaware, and as the directors may find convenient in such offices, agencies, and places of business.

ARTICLE III

CAPITAL STOCK

Section 1.     Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is Five Hundred Twenty million (520,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $0.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is Five Hundred million (500,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is Twenty million (20,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article II.

Section 2.     Common Stock.

(a)           Dividend Rate. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (hereinafter, the “Articles”) or the Delaware General Corporation Law (hereinafter, the “DGCL”), the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

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(b)           Voting Rights. Except as otherwise provided by the DGCL, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

(c)           Liquidation Rights. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d)           No Conversion, Redemption, or Preemptive Rights. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e)           Consideration for Shares. The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 3.       Preferred Stock.

(a)           Designation. The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section “fact or event” includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

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(b)           Certificate. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the DGCL.

Section 4.     Non-Assessment of Stock. The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

SERIES C PREFERRED STOCK

The Articles of Incorporation of CANNAGISTICS INC., a Delaware corporation (the “Corporation”), provide that the Corporation is authorized to issue 1,000,000 shares of Series C Preferred Stock with a par value of $0.0001, and that the Board of Directors have the authority to attach such terms as they deem fit with respect to the preferred stock.

Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation, and pursuant to authority of the Board of Directors as required by the Delaware Revised Statutes, the Board of Directors, by unanimous written consent, adopted a resolution providing for the designations, rights, powers and preferences and the qualifications, limitations and restrictions of 1,000,000 shares of Series C Preferred Stock, with par value of $0.0001 per share, which shall have the powers, preferences and rights and the qualifications, limitations and restrictions thereof, as follows:

1. Designation and Rank. The designation of such series of the Preferred Stock shall be the Series C Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”). The maximum number of shares of Series C Preferred Stock shall be 1,000,000 shares. The Series C Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Corporation now or hereafter outstanding, but senior to the Series D Preferred Stock, being the only other preferred stock designated.

2. Dividends. The holders of the Series C Preferred Stock are not entitled to receive dividends.

3. Voting Rights. The holders of Series C Preferred Stock shall have the right to cast seventy-two and one half (72.5) votes for each share held of record on all matters submitted to a vote of holders of the Corporation’s common stock, including the election of directors, and all other matters as required by law. There is no right to cumulative voting in the election of directors. The holders of Series C Preferred Stock shall vote together with all other classes and series of common stock of the Corporation as a single class on all actions to be taken by the common stockholders of the Corporation except to the extent that voting as a separate class or series is required by law.

4. Liquidation Preference.

(a) In the event of any dissolution, liquidation or winding up of the Corporation (a “Liquidation”), whether voluntary or involuntary, the Holders of Series C Preferred Stock shall be entitled to participate in any distribution out of the assets of the Corporation on an equal basis per share with the holders of the Common Stock and Preferred Stock.

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(b) A sale of all or substantially all of the Corporation’s assets or an acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, a reorganization, consolidated or merger) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Corporation, shall not be deemed to be a Liquidation for purposes of this Designation.

5. Optional Conversion of Series C Preferred Stock. The holders of Series C Preferred Stock shall have conversion rights as follows:

(a) Conversion Right. Each share of Series C Preferred Stock shall be convertible at the option of the holder thereof and without the payment of additional consideration by the holder thereof, at any time, into shares of Common Stock on the Optional Conversion Date (as hereinafter defined) at a conversion rate of seventy-two and one half (72.5) shares of Common Stock (the “Conversion Rate”) for every one (1) share of Series C Preferred Stock.

(b) Mechanics of Optional Conversion. To effect the optional conversion of shares of Series C Preferred Stock in accordance with Section 5(a) of this Designation, any holder of record shall make a written demand for such conversion (for purposes of this Designation, a “Conversion Demand”) upon the Corporation at its principal executive offices setting forth therein (i) the certificate or certificates representing such shares, and (ii) the proposed date of such conversion, which shall be a business day not less than fifteen (15) nor more than thirty (30) days after the date of such Conversion Demand (for purposes of this Designation, the “Optional Conversion Date”). Within five days of receipt of the Conversion Demand, the Corporation shall give written notice (for purposes of this Designation, a “Conversion Notice”) to the holder setting forth therein (i) the address of the place or places at which the certificate or certificates representing any shares not yet tendered are to be converted are to be surrendered; and (ii) whether the certificate or certificates to be surrendered are required to be endorsed for transfer or accompanied by a duly executed stock power or other appropriate instrument of assignment and, if so, the form of such endorsement or power or other instrument of assignment. The Conversion Notice shall be sent by first class mail, postage prepaid, to such holder at such holder’s address as may be set forth in the Conversion Demand or, if not set forth therein, as it appears on the records of the stock transfer agent for the Series C Preferred Stock, if any, or, if none, of the Corporation. On or before the Optional Conversion Date, each holder of the Series C Preferred Stock so to be converted shall surrender the certificate or certificates representing such shares, duly endorsed for transfer or accompanied by a duly executed stock power or other instrument of assignment, if the Conversion Notice so provides, to the Corporation at any place set forth in such notice or, if no such place is so set forth, at the principal executive offices of the Corporation. As soon as practicable after the Optional Conversion Date and the surrender of the certificate or certificates representing such shares, the Corporation shall issue and deliver to such holder, or its nominee, at such holder’s address as it appears on the records of the stock transfer agent for the Series C Preferred Stock, if any, or, if none, of the Corporation, a certificate or certificates for the number of whole shares of Common Stock issuable upon such conversion in accordance with the provisions hereof.

(c) No Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series C Preferred Stock. In lieu of any fractional share to which the holder would be entitled but for the provisions of this Section 5(c) based on the number of shares of Series C Preferred Stock held by such Holder, the Corporation shall issue a number of shares to such holder rounded up to the nearest whole number of shares of Common Stock. No cash shall be paid to any holder of Series C Preferred Stock by the Corporation upon conversion of Series C Preferred Convertible Stock by such holder.

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(d) Reservation of Stock. The Corporation shall at all times when any shares of Series C Preferred Convertible Stock shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(e) Adjustments.

(i)       If the Corporation shall, at any time or from time to time after issuance of the Series C Preferred Stock, effect a forward split of the outstanding Common Stock or issue a stock dividend, the Conversion Rate shall be proportionately increased.

(ii)       If the Corporation shall, at any time or from time to time after issuance of the Series C Preferred Stock, effect any stock combination, reverse split or other similar transaction involving the Common Stock (a “Stock Combination Event”), the Conversion Rate shall not be adjusted.

6. No Preemptive Rights. No holder of the Series C Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

7. Vote to Change the Terms of or Issue Preferred Stock. A duly authorized and approved action by the Board of Directors at a meeting duly called for such purpose or the written consent without a meeting, and the affirmative vote of the holders of a majority of the outstanding shares of Series C Preferred Stock (in addition to any other corporate approvals then required to effect such action), shall be required for any change to this Certificate of Designation or the Corporation’s Articles of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series C Preferred Stock.

8. Lost or Stolen Certificates. Upon receipt by the Corporation of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series C Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Corporation and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, that the Corporation shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Corporation to convert such shares of Series C Preferred Stock into Common Stock.

9. Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series C Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

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SERIES D PREFERRED STOCK

The Articles of Incorporation of CANNAGISTICS INC., a Delaware corporation (the “Corporation”), provide that the Corporation is authorized to issue 10,000,000 shares of Series D Preferred Stock with a par value of $0.0001, and that the Board of Directors have the authority to attach such terms as they deem fit with respect to the preferred stock.

Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation, and pursuant to authority of the Board of Directors as required by the Delaware Revised Statutes, the Board of Directors, by unanimous written consent, adopted a resolution providing for the designations, rights, powers and preferences and the qualifications, limitations and restrictions of 10,000,000 shares of Series D Preferred Stock, with par value of $0.000l per share, which shall have the powers, preferences and rights and the qualifications, limitations and restrictions thereof, as follows:

l.       Designation and Rank. The designation of such series of the Preferred Stock shall be the Series D Preferred Stock, par value $0.0001 per share (the ‘‘Series D Preferred Stock”). The maximum number of shares of Series D Preferred Stock shall be 10,000,000 shares. The Series D Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Corporation now or hereafter outstanding, as well as the Series C Preferred Stock, being the only other preferred stock designated.

2.       Dividends. The holders of the Series D Preferred Stock are not entitled to receive dividends.

3.       Voting Rights. The holders of Series D Preferred Stock shall have the right to cast seventy-two and one half (72.5) votes for each share held of record on all matters submitted to a vote of holders of the Corporation’s common stock, including the election of directors, and all other matters as required by law. There is no right to cumulative voting in the election of directors. The holders of Series D Preferred Stock shall vote together with all other classes and series of common stock of the Corporation as a single class on all actions to be taken by the common stockholders of the Corporation except to the extent that voting as a separate class or series is required by law.

4.        Liquidation Preference. In the event of any dissolution, liquidation or winding up of the Corporation (a “Liquidation”), whether voluntary or involuntary, the Holders of Series D Preferred Stock shall be entitled to participate in any distribution out of the assets of the Corporation on an equal basis per share with the holders of the Common Stock and Preferred Stock.

5.        Optional Conversion of Series D Preferred Stock. The holders of Series D Preferred Stock shall have conversion rights as follows:

(a)         Conversion Right. Each share of Series D Preferred Stock shall be convertible at the option of the holder thereof and without the payment of additional consideration by the holder thereof, at any time, into shares of Common Stock on the Optional Conversion Date (as hereinafter defined) at a conversion rate of seventy-two and one half (72.5) shares of Common Stock (the “Conversion Rate”) for every one (l) share of Series D Preferred Stock.

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(b)         Mechanics of Optional Conversion. To effect the optional conversion of shares of Series D Preferred Stock in accordance with Section 5(a) of this Designation, any holder of record shall make a written demand for such conversion (for purposes of this Designation, a “Conversion Demand”) upon the Corporation at its principal executive offices setting forth therein (i) the certificate or certificates representing such shares, and (ii) the proposed date of such conversion, which shall be a business day not less than fifteen (15) nor more than thirty (30) days after the date of such Conversion Demand (for purposes of this Designation, the “Optional Conversion Date”). Within five days of receipt of the Conversion Demand, the Corporation shall give written notice (for purposes of this Designation, a “Conversion Notice”) to the holder setting forth therein (i) the address of the place or places at which the certificate or certificates representing any shares not yet tendered are to be converted are to be surrendered; and (ii) whether the certificate or certificates to be surrendered are required to be endorsed for transfer or accompanied by a duly executed stock power or other appropriate instrument of assignment and, if so, the form of such endorsement or power or other instrument of assignment. The Conversion Notice shall be sent by first class mail, postage prepaid, to such holder at such holder’s address as may be set forth in the Conversion Demand or, if not set forth therein, as it appears on the records of the stock transfer agent for the Series D Preferred Stock, if any, or, if none, of the Corporation. On or before the Optional Conversion Date, each holder of the Series D Preferred Stock so to be converted shall surrender the certificate or certificates representing such shares, duly endorsed for transfer or accompanied by a duly executed stock power or other instrument of assignment, if the Conversion Notice so provides, to the Corporation at any place set forth in such notice or, if no such place is so set forth, at the principal executive offices of the Corporation. As soon as practicable after the Optional Conversion Date and the surrender of the certificate or certificates representing such shares, the Corporation shall issue and deliver to such holder, or its nominee, at such holder’s address as it appears on the records of the stock transfer agent for the Series D Preferred Stock, if any, or, if none, of the Corporation, a certificate or certificates for the number of whole shares of Common Stock issuable upon such conversion in accordance with the provisions hereof.

(c)        No Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series D Preferred Stock. In lieu of any fractional share to which the holder would be entitled but for the provisions of this Section 5(c) based on the number of shares of Series D Preferred Stock held by such Holder, the Corporation shall issue a number of shares to such holder rounded up to the nearest whole number of shares of Common Stock. No cash shall be paid to any holder of Series D Preferred Stock by the Corporation upon conversion of Series D Preferred Convertible Stock by such holder.

(d)         Reservation of Stock. The Corporation shall at all times when any shares of Series D Preferred Convertible Stock shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series D Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of the Series D Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(e)	Adjustments.

(i)                   If the Corporation shall, at any time or from time to time after issuance of the Series D Preferred Stock, effect a forward split of the outstanding Common Stock or issue a stock dividend, the Conversion Rate shall be proportionately increased.

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(ii)                  If the Corporation shall, at any time or from time to time after issuance of the Series D Preferred Stock, effect any stock combination, reverse split or other similar transaction involving the Common Stock (a “Stock Combination Event”), the Conversion Rate shall not be adjusted.

(f)       Holder’s Exercise Limitations. The Company shall not effect any conversion of Series D Preferred Shares, and a Holder shall not have the right to convert any portion of Series D Preferred Shares hereunder, to the extent that after giving effect to such issuance, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates, such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and the Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of Series D Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, non-converted portion of Series D Preferred Shares beneficially owned by the Holder or any Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this section applies, the determination of whether shares of Series D Preferred Stock are convertible (in relation to other securities owned by the Holder and any Attribution Parties) and of which portion of the Holder’s Series D Preferred Stock are convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether shares of Series D Preferred Stock are convertible (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of Series D Preferred Stock is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this section, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two (2) Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock held by the Holder. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

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6.        No Preemptive Rights. No holder of the Series D Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

7.       Vote to Change the Terms of or Issue Preferred Stock. A duly authorized and approved action by the Board of Directors at a meeting duly called for such purpose or the written consent without a meeting, and the affirmative vote of the holders of a majority of the outstanding shares of Series D Preferred Stock (in addition to any other corporate approvals then required to effect such action), shall be required for any change to this Certificate of Designation or the Corporation’s Articles of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series D Preferred Stock.

8.        Lost or Stolen Certificates. Upon receipt by the Corporation of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series D Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Corporation and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, that the Corporation shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Corporation to convert such shares of Series D Preferred Stock into Common Stock.

 9.        Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series D Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

ARTICLE IV

DIRECTORS AND OFFICERS

Section 1.     Number of Directors. The members of the governing board of the Corporation are styled as directors. The board of directors of the Corporation shall be elected in such manner as shall be provided in the bylaws of the Corporation. The board of directors shall consist of at least one (1) individual and not more than thirteen (13) individuals, the number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation.

Section 2.      Limitation of Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL. If the DGCL is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall he eliminated or limited to the fullest extent permitted by the DGCL, as so amended from time to time.

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Section 3.     Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Delaware or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or member, manager, or managing member of a predecessor limited Liability company or affiliate of such limited liability company or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. Notwithstanding anything to the contrary contained herein or in the bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder, including, but not limited to, in connection with such person being deemed an Unsuitable Person as determined by the officers and directors of the Corporation.

Section 4.     Repeal And Conflicts. Any repeal or modification of Sections 2 or 3 above approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between Sections 2 or 3 above and any other Article of the Articles, the terms and provisions of Sections 2 or 3 above shall control.

ARTICLE V

COMBINATIONS WITH INTERESTED STOCKHOLDERS

At such time, if any, as the Corporation becomes a “resident domestic corporation”, as that term is defined in the DGCL, the Corporation shall not be subject to, or governed by, any of the provisions in the DGCL, inclusive, as may be amended from time to time, or any successor statute.

ARTICLE VI

BYLAWS

The board of directors is expressly granted the exclusive power to make, amend, alter, or repeal the bylaws of the Corporation pursuant to the DGCL.

This corporation may, in its bylaws, confer powers upon its directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon them by statute.

THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation to do business both within and without the State of Delaware and in pursuance of Delaware law, and the acts amendatory thereof and supplemental thereto, does make and file this certificate, hereby declaring and certifying that the facts herein stated are true.

IN WITNESS WHEREOF, I, James W. Zimbler, authorized and empowered to act on behalf of Cannagistics, Inc., have subscribed this document and do hereby affirm, under penalty of perjury, that the statements contained herein have been examined by me and are true and correct as of May 6, 2021.

Incorporator:

/s/ James W. Zimbler

___________________________________

By: James W. Zimbler

Its: Vice President/Director

2110 5th Avenue, Ronkonkoma, NY 11779

Telephone: 631-676-7230

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ARTICLES OF INCORPORATION

OF

GLOBAL3PL, INC.

Pursuant to the applicable provisions of the Delaware General Corporation Law the undersigned, on behalf of Global3pl, Inc. cause these articles, as amended, to be duly filed.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, pursuant to the provisions and by virtue of the laws of the State of Delaware, does hereby make, subscribe, acknowledge, certify, and set forth as follows:

ARTICLE I

NAME

The name of the corporation shall be GLOBAL3PL, INC. (hereinafter, the “Corporation”).

ARTICLE II

REGISTERED OFFICE

The principal office of the Corporation is 2110 5th Avenue, Ronkonkoma, NY 11779. The resident agent is Harvard Business Services, Inc., 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex, but the corporation may maintain offices, agencies, and places of business in any other state or military district in the United States and in foreign countries without restriction as to place, and the corporation may keep such books, papers, and records of the corporation as are not required by law to be kept within the State of Delaware, and as the directors may find convenient in such offices, agencies, and places of business.

ARTICLE III

CAPITAL STOCK

Section 1.     Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is Five Hundred Twenty million (520,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $0.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is Five Hundred million (500,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is Twenty million (20,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article II.

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Section 2.     Common Stock.

(a)           Dividend Rate. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (hereinafter, the “Articles”) or the Delaware General Corporation Law (hereinafter, the “DGCL”), the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b)           Voting Rights. Except as otherwise provided by the DGCL, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

(c)           Liquidation Rights. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d)           No Conversion, Redemption, or Preemptive Rights. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e)           Consideration for Shares. The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 3.       Preferred Stock.

(a)           Designation. The board of directors is hereby vested with the authority from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock of such series for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The powers, designations, preferences, limitations, restrictions and relative rights may be made dependent upon any fact or event which may be ascertained outside the Articles or the resolution if the manner in which the fact or event may operate on such series is stated in the Articles or resolution. As used in this section “fact or event” includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, government, governmental agency or political subdivision of a government. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the characteristics of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

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(b)           Certificate. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued shall be made and signed by an officer of the corporation and filed in the manner prescribed by the DGCL.

Section 4.     Non-Assessment of Stock. The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

SERIES C PREFERRED STOCK

The Articles of Incorporation of GLOBAL3PL, INC. a Delaware corporation (the “Corporation”), provide that the Corporation is authorized to issue 1,000,000 shares of Series C Preferred Stock with a par value of $0.0001, and that the Board of Directors have the authority to attach such terms as they deem fit with respect to the preferred stock.

Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation, and pursuant to authority of the Board of Directors as required by the Delaware Revised Statutes, the Board of Directors, by unanimous written consent, adopted a resolution providing for the designations, rights, powers and preferences and the qualifications, limitations and restrictions of 1,000,000 shares of Series C Preferred Stock, with par value of $0.0001 per share, which shall have the powers, preferences and rights and the qualifications, limitations and restrictions thereof, as follows:

1. Designation and Rank. The designation of such series of the Preferred Stock shall be the Series C Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”). The maximum number of shares of Series C Preferred Stock shall be 1,000,000 shares. The Series C Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Corporation now or hereafter outstanding, but senior to the Series D Preferred Stock, being the only other preferred stock designated.

2. Dividends. The holders of the Series C Preferred Stock are not entitled to receive dividends.

3. Voting Rights. The holders of Series C Preferred Stock shall have the right to cast seventy-two and one half (72.5) votes for each share held of record on all matters submitted to a vote of holders of the Corporation’s common stock, including the election of directors, and all other matters as required by law. There is no right to cumulative voting in the election of directors. The holders of Series C Preferred Stock shall vote together with all other classes and series of common stock of the Corporation as a single class on all actions to be taken by the common stockholders of the Corporation except to the extent that voting as a separate class or series is required by law.

4. Liquidation Preference.

(a) In the event of any dissolution, liquidation or winding up of the Corporation (a “Liquidation”), whether voluntary or involuntary, the Holders of Series C Preferred Stock shall be entitled to participate in any distribution out of the assets of the Corporation on an equal basis per share with the holders of the Common Stock and Preferred Stock.

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(b) A sale of all or substantially all of the Corporation’s assets or an acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, a reorganization, consolidated or merger) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Corporation, shall not be deemed to be a Liquidation for purposes of this Designation.

5. Optional Conversion of Series C Preferred Stock. The holders of Series C Preferred Stock shall have conversion rights as follows:

(a) Conversion Right. Each share of Series C Preferred Stock shall be convertible at the option of the holder thereof and without the payment of additional consideration by the holder thereof, at any time, into shares of Common Stock on the Optional Conversion Date (as hereinafter defined) at a conversion rate of seventy-two and one half (72.5) shares of Common Stock (the “Conversion Rate”) for every one (1) share of Series C Preferred Stock.

(b) Mechanics of Optional Conversion. To effect the optional conversion of shares of Series C Preferred Stock in accordance with Section 5(a) of this Designation, any holder of record shall make a written demand for such conversion (for purposes of this Designation, a “Conversion Demand”) upon the Corporation at its principal executive offices setting forth therein (i) the certificate or certificates representing such shares, and (ii) the proposed date of such conversion, which shall be a business day not less than fifteen (15) nor more than thirty (30) days after the date of such Conversion Demand (for purposes of this Designation, the “Optional Conversion Date”). Within five days of receipt of the Conversion Demand, the Corporation shall give written notice (for purposes of this Designation, a “Conversion Notice”) to the holder setting forth therein (i) the address of the place or places at which the certificate or certificates representing any shares not yet tendered are to be converted are to be surrendered; and (ii) whether the certificate or certificates to be surrendered are required to be endorsed for transfer or accompanied by a duly executed stock power or other appropriate instrument of assignment and, if so, the form of such endorsement or power or other instrument of assignment. The Conversion Notice shall be sent by first class mail, postage prepaid, to such holder at such holder’s address as may be set forth in the Conversion Demand or, if not set forth therein, as it appears on the records of the stock transfer agent for the Series C Preferred Stock, if any, or, if none, of the Corporation. On or before the Optional Conversion Date, each holder of the Series C Preferred Stock so to be converted shall surrender the certificate or certificates representing such shares, duly endorsed for transfer or accompanied by a duly executed stock power or other instrument of assignment, if the Conversion Notice so provides, to the Corporation at any place set forth in such notice or, if no such place is so set forth, at the principal executive offices of the Corporation. As soon as practicable after the Optional Conversion Date and the surrender of the certificate or certificates representing such shares, the Corporation shall issue and deliver to such holder, or its nominee, at such holder’s address as it appears on the records of the stock transfer agent for the Series C Preferred Stock, if any, or, if none, of the Corporation, a certificate or certificates for the number of whole shares of Common Stock issuable upon such conversion in accordance with the provisions hereof.

(c) No Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series C Preferred Stock. In lieu of any fractional share to which the holder would be entitled but for the provisions of this Section 5(c) based on the number of shares of Series C Preferred Stock held by such Holder, the Corporation shall issue a number of shares to such holder rounded up to the nearest whole number of shares of Common Stock. No cash shall be paid to any holder of Series C Preferred Stock by the Corporation upon conversion of Series C Preferred Convertible Stock by such holder.

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(d) Reservation of Stock. The Corporation shall at all times when any shares of Series C Preferred Convertible Stock shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(e) Adjustments.

(i)       If the Corporation shall, at any time or from time to time after issuance of the Series C Preferred Stock, effect a forward split of the outstanding Common Stock or issue a stock dividend, the Conversion Rate shall be proportionately increased.

(ii)       If the Corporation shall, at any time or from time to time after issuance of the Series C Preferred Stock, effect any stock combination, reverse split or other similar transaction involving the Common Stock (a “Stock Combination Event”), the Conversion Rate shall not be adjusted.

6. No Preemptive Rights. No holder of the Series C Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

7. Vote to Change the Terms of or Issue Preferred Stock. A duly authorized and approved action by the Board of Directors at a meeting duly called for such purpose or the written consent without a meeting, and the affirmative vote of the holders of a majority of the outstanding shares of Series C Preferred Stock (in addition to any other corporate approvals then required to effect such action), shall be required for any change to this Certificate of Designation or the Corporation’s Articles of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series C Preferred Stock.

8. Lost or Stolen Certificates. Upon receipt by the Corporation of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series C Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Corporation and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, that the Corporation shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Corporation to convert such shares of Series C Preferred Stock into Common Stock.

9. Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series C Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

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SERIES D PREFERRED STOCK

The Articles of Incorporation of GLOBAL3PL, INC. a Delaware corporation (the “Corporation”), provide that the Corporation is authorized to issue 10,000,000 shares of Series D Preferred Stock with a par value of $0.0001, and that the Board of Directors have the authority to attach such terms as they deem fit with respect to the preferred stock.

Pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation, and pursuant to authority of the Board of Directors as required by the Delaware Revised Statutes, the Board of Directors, by unanimous written consent, adopted a resolution providing for the designations, rights, powers and preferences and the qualifications, limitations and restrictions of 10,000,000 shares of Series D Preferred Stock, with par value of $0.000l per share, which shall have the powers, preferences and rights and the qualifications, limitations and restrictions thereof, as follows:

l.       Designation and Rank. The designation of such series of the Preferred Stock shall be the Series D Preferred Stock, par value $0.0001 per share (the ‘‘Series D Preferred Stock”). The maximum number of shares of Series D Preferred Stock shall be 10,000,000 shares. The Series D Preferred Stock shall be subordinate to and rank junior to all indebtedness of the Corporation now or hereafter outstanding, as well as the Series C Preferred Stock, being the only other preferred stock designated.

2.       Dividends. The holders of the Series D Preferred Stock are not entitled to receive dividends.

3.       Voting Rights. The holders of Series D Preferred Stock shall have the right to cast seventy-two and one half (72.5) votes for each share held of record on all matters submitted to a vote of holders of the Corporation’s common stock, including the election of directors, and all other matters as required by law. There is no right to cumulative voting in the election of directors. The holders of Series D Preferred Stock shall vote together with all other classes and series of common stock of the Corporation as a single class on all actions to be taken by the common stockholders of the Corporation except to the extent that voting as a separate class or series is required by law.

4.        Liquidation Preference. In the event of any dissolution, liquidation or winding up of the Corporation (a “Liquidation”), whether voluntary or involuntary, the Holders of Series D Preferred Stock shall be entitled to participate in any distribution out of the assets of the Corporation on an equal basis per share with the holders of the Common Stock and Preferred Stock.

5.        Optional Conversion of Series D Preferred Stock. The holders of Series D Preferred Stock shall have conversion rights as follows:

(a)         Conversion Right. Each share of Series D Preferred Stock shall be convertible at the option of the holder thereof and without the payment of additional consideration by the holder thereof, at any time, into shares of Common Stock on the Optional Conversion Date (as hereinafter defined) at a conversion rate of seventy-two and one half (72.5) shares of Common Stock (the “Conversion Rate”) for every one (l) share of Series D Preferred Stock.

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(b)         Mechanics of Optional Conversion. To effect the optional conversion of shares of Series D Preferred Stock in accordance with Section 5(a) of this Designation, any holder of record shall make a written demand for such conversion (for purposes of this Designation, a “Conversion Demand”) upon the Corporation at its principal executive offices setting forth therein (i) the certificate or certificates representing such shares, and (ii) the proposed date of such conversion, which shall be a business day not less than fifteen (15) nor more than thirty (30) days after the date of such Conversion Demand (for purposes of this Designation, the “Optional Conversion Date”). Within five days of receipt of the Conversion Demand, the Corporation shall give written notice (for purposes of this Designation, a “Conversion Notice”) to the holder setting forth therein (i) the address of the place or places at which the certificate or certificates representing any shares not yet tendered are to be converted are to be surrendered; and (ii) whether the certificate or certificates to be surrendered are required to be endorsed for transfer or accompanied by a duly executed stock power or other appropriate instrument of assignment and, if so, the form of such endorsement or power or other instrument of assignment. The Conversion Notice shall be sent by first class mail, postage prepaid, to such holder at such holder’s address as may be set forth in the Conversion Demand or, if not set forth therein, as it appears on the records of the stock transfer agent for the Series D Preferred Stock, if any, or, if none, of the Corporation. On or before the Optional Conversion Date, each holder of the Series D Preferred Stock so to be converted shall surrender the certificate or certificates representing such shares, duly endorsed for transfer or accompanied by a duly executed stock power or other instrument of assignment, if the Conversion Notice so provides, to the Corporation at any place set forth in such notice or, if no such place is so set forth, at the principal executive offices of the Corporation. As soon as practicable after the Optional Conversion Date and the surrender of the certificate or certificates representing such shares, the Corporation shall issue and deliver to such holder, or its nominee, at such holder’s address as it appears on the records of the stock transfer agent for the Series D Preferred Stock, if any, or, if none, of the Corporation, a certificate or certificates for the number of whole shares of Common Stock issuable upon such conversion in accordance with the provisions hereof.

(c)        No Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series D Preferred Stock. In lieu of any fractional share to which the holder would be entitled but for the provisions of this Section 5(c) based on the number of shares of Series D Preferred Stock held by such Holder, the Corporation shall issue a number of shares to such holder rounded up to the nearest whole number of shares of Common Stock. No cash shall be paid to any holder of Series D Preferred Stock by the Corporation upon conversion of Series D Preferred Convertible Stock by such holder.

(d)         Reservation of Stock. The Corporation shall at all times when any shares of Series D Preferred Convertible Stock shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series D Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of the Series D Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

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(e)	Adjustments.

(i)                   If the Corporation shall, at any time or from time to time after issuance of the Series D Preferred Stock, effect a forward split of the outstanding Common Stock or issue a stock dividend, the Conversion Rate shall be proportionately increased.

(ii)                  If the Corporation shall, at any time or from time to time after issuance of the Series D Preferred Stock, effect any stock combination, reverse split or other similar transaction involving the Common Stock (a “Stock Combination Event”), the Conversion Rate shall not be adjusted.

(f)       Holder’s Exercise Limitations. The Company shall not effect any conversion of Series D Preferred Shares, and a Holder shall not have the right to convert any portion of Series D Preferred Shares hereunder, to the extent that after giving effect to such issuance, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates, such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and the Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of Series D Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, non-converted portion of Series D Preferred Shares beneficially owned by the Holder or any Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this section applies, the determination of whether shares of Series D Preferred Stock are convertible (in relation to other securities owned by the Holder and any Attribution Parties) and of which portion of the Holder’s Series D Preferred Stock are convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether shares of Series D Preferred Stock are convertible (in relation to other securities owned by the Holder together with any Attribution Parties) and of which portion of Series D Preferred Stock is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this section, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two (2) Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock held by the Holder. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

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6.        No Preemptive Rights. No holder of the Series D Preferred Stock shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

7.       Vote to Change the Terms of or Issue Preferred Stock. A duly authorized and approved action by the Board of Directors at a meeting duly called for such purpose or the written consent without a meeting, and the affirmative vote of the holders of a majority of the outstanding shares of Series D Preferred Stock (in addition to any other corporate approvals then required to effect such action), shall be required for any change to this Certificate of Designation or the Corporation’s Articles of Incorporation which would amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series D Preferred Stock.

8.        Lost or Stolen Certificates. Upon receipt by the Corporation of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the shares of Series D Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Corporation and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, that the Corporation shall not be obligated to re-issue Preferred Stock Certificates if the holder contemporaneously requests the Corporation to convert such shares of Series D Preferred Stock into Common Stock.

 9.        Failure or Indulgence Not Waiver. No failure or delay on the part of a holder of Series D Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

ARTICLE IV

DIRECTORS AND OFFICERS

Section 1.     Number of Directors. The members of the governing board of the Corporation are styled as directors. The board of directors of the Corporation shall be elected in such manner as shall be provided in the bylaws of the Corporation. The board of directors shall consist of at least one (1) individual and not more than thirteen (13) individuals, the number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the Corporation.

Section 2.      Limitation of Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL. If the DGCL is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall he eliminated or limited to the fullest extent permitted by the DGCL, as so amended from time to time.

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Section 3.     Payment of Expenses. In addition to any other rights of indemnification permitted by the laws of the State of Delaware or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation or member, manager, or managing member of a predecessor limited Liability company or affiliate of such limited liability company or while serving in any capacity at the request of the Corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an officer or director is successful on the merits in defense of any such action, suit or proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. Notwithstanding anything to the contrary contained herein or in the bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder, including, but not limited to, in connection with such person being deemed an Unsuitable Person as determined by the officers and directors of the Corporation.

Section 4.     Repeal And Conflicts. Any repeal or modification of Sections 2 or 3 above approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between Sections 2 or 3 above and any other Article of the Articles, the terms and provisions of Sections 2 or 3 above shall control.

ARTICLE V

COMBINATIONS WITH INTERESTED STOCKHOLDERS

At such time, if any, as the Corporation becomes a “resident domestic corporation”, as that term is defined in the DGCL, the Corporation shall not be subject to, or governed by, any of the provisions in the DGCL, inclusive, as may be amended from time to time, or any successor statute.

ARTICLE VI

BYLAWS

The board of directors is expressly granted the exclusive power to make, amend, alter, or repeal the bylaws of the Corporation pursuant to the DGCL.

This corporation may, in its bylaws, confer powers upon its directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon them by statute.

THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation to do business both within and without the State of Delaware and in pursuance of Delaware law, and the acts amendatory thereof and supplemental thereto, does make and file this certificate, hereby declaring and certifying that the facts herein stated are true.

IN WITNESS WHEREOF, I, James W. Zimbler, authorized and empowered to act on behalf of Global3pl, Inc. have subscribed this document and do hereby affirm, under penalty of perjury, that the statements contained herein have been examined by me and are true and correct as of May 6, 2021.

Incorporator:

/s/ James W. Zimbler

___________________________________

By: James W. Zimbler

Its: Incorporator

2110 5th Avenue, Ronkonkoma, NY 11779

Telephone: 631-676-7230

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